                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   FPA Crescent Fund, a series of FPA
                                        Funds Trust

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/09/18

Name:                                   FPA Value Partners Fund, a series of
                                        FPA Hawkeye Fund

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/09/18

Name:                                   J. Richard Atwood

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/09/18

Name:                                   Steven T. Romick

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/09/18

Name:                                   Brian A. Selmo

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/09/18

Name:                                   Mark Landecker

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/09/18